UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

MULLAN AGRITECH, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-201360	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1958 Qianming East Road, Fengjingzhen Jinshanqu Shanghai, China
(Address of principal executive offices)

(86) 21-67355092
(Registrant’s telephone number, including area code)

F/K/A M & A Holding Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On June 9, 2016, Mullan Agritech, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Nevada, changing its name from “M & A Holding Corp.” to “Mullan Agritech, Inc.” A copy of the Amendment is attached hereto as Exhibit 3.1.

On July 11, 2016, the Financial Industry Regulatory Authority (FINRA) effected in the marketplace the change of the corporate name from “M & A Holding Corp.” to “Mullan Agritech, Inc.” (the “Name Change”), and effective on such date, the Company trades under its new name, Mullan Agritech, Inc.

Item. 8.01 Other Items

Item 5.03 is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

The following exhibit is attached as part of this report:

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&A HOLDING CORP.

Date: July 12, 2016	By:	/s/ Lirong Wang
	Name:	Lirong Wang
	Title:	President & Chief Executive Officer

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